UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

_______________

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

 _______________

NOVASTAR RESOURCES LTD.

(Exact Name of Registrant as Specified in its Charter)

 _______________

Nevada	000-28535	91-1975651
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102

(Address of Principal Executive Offices, including Zip Code)

800-685-8082

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

 _______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

On May 4, 2006, Novastar Resources Ltd. (“we” or the “Company”) completed a private placement with a number of institutional investors, including Magnetar Capital Master Fund, Ltd., clients of Wellington Management Company, LLP, clients of Highfields Capital Management LP, clients of Cumberland Associates LLC, SF Capital Partners Ltd., Sunrise Equity Partners, L.P., and several other institutional investors as well as several accredited individual investors. The aggregate number of Units purchased by all investors (each a “Subscriber” and collectively, the “Subscribers”) in connection with this private placement was 36,659,837 Units at a price of $0.425 per Unit, for a total of $15,580,434.20 (the “Offering”). On May 4, 2006, the 200 day moving average stock price for the Company was $0.44 per share. Each Unit consists of one share of the Company’s common stock (each, a “Share”) and one-half of one share of common stock purchase warrant (each whole share purchase warrant, a “Warrant”). Each whole Warrant is non transferable and entitles the holder to purchase one additional share of common stock (each, a “Warrant Share”) of the Company for a period of 12 months after the closing date of the Offering at a price per Warrant Share of $0.65.

A list of the Subscribers in the Offering is set forth in Exhibit 99.1 attached hereto.

The Units were sold pursuant to a subscription agreement (the “Subscription Agreement”) between the Company and each Subscriber in the Offering. The Company also entered into a registration rights letter agreement (the “Registration Rights Agreement”) with each Subscriber in the Offering. Among other things, the Registration Rights Agreement requires the Company to file a Registration Statement on Form SB-2 (or if Form SB-2 is not available, on such other form that is available) with the Securities and Exchange Commission (“SEC”) simultaneous with the filing of a registration statement on Form S-4 in connection with the proposed merger of the Company with Thorium Power, Inc., or within 15 days thereafter, to enable the resale of the Shares and the Warrant Shares by the Subscribers. The Registration Rights Agreement also requires the Company to use reasonable best efforts to cause the Registration Statement to be declared effective as soon as possible, but in any event not later than the earlier of (a) the 120th day following the closing date of the Offering referenced in the Subscription Agreement and (b) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments. The Registration Rights Agreement also requires the Company to use reasonable best efforts to keep the Registration Statement effective until the earlier of (i) two years from the date of the final exercise of all the Warrants, (ii) the date on which the Subscriber may sell all Shares and Warrant Shares then held by the Subscriber pursuant to Rule 144 without restriction as to the number of securities as of a particular date that can then be immediately sold, or (iii) the public sale of all of the Shares and the Warrant Shares (such period, the “Effectiveness Period”). If the Registration Statement is not filed within the time frame described above, then the Company shall issue to each Subscriber cash or additional Units (at the Subscriber’s option), as liquidated damages, equal to 2% of the number of Units for which the Subscriber subscribed on each monthly anniversary of the failure to file (if the failure has not been cured by such date). If the Registration Statement is not declared effective within the time frame described above, then the Company shall issue to the Subscriber cash or additional Units (at the Subscriber’s option), as liquidated damages, equal to 2% of the number of Units for which the Subscriber subscribed on each monthly anniversary of the failure to be declared effective (if the failure has not been cured by such date). If the Registration Statement ceases to be effective after the date first declared effective by the SEC and prior to the expiration of the Effectiveness Period, then the Company shall issue to each Subscriber cash or additional Units (at the Subscriber’s option), as liquidated damages, equal to 2% of the number of Units for which the Subscriber subscribed on each monthly anniversary of the Registration Statement ceasing to be effective (if the failure has not been cured by such date). In no event, however, shall the aggregate amount of cash or number of Units issued as liquidated damages in the case of (a) a failure to file (as described above), (b) a failure to be declared effective (as described above) or (c) the Registration Statement ceasing to be effective (as described above), exceed 12% of the amount of cash paid or the number of Units paid for by the Subscriber.

Each Subscriber in the Offering confirmed in writing that it is an accredited investor and represented its intention to acquire the securities for investment purposes and not with a view to distribution. The Company did not use, and no person acting on its behalf used, any form of general solicitation or general advertising in connection with the Offering. Appropriate legends shall be affixed to the stock certificates to be issued to each Subscriber. Each Subscriber acknowledged that the sale of the securities was not registered under the Securities Act of 1933, as amended, and that the securities could not be resold unless the securities were registered or an exemption from registration was available. As a result of the foregoing, the Company relied on the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for the issuance of the securities.

THE FOREGOING IS NOT INTENDED TO BE A FULL AND COMPLETE DESCRIPTION OF THE OFFERING. THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE OFFERING IS QUALIFIED IN ITS ENTIRETY BY THE SUBSCRIPTION AGREEMENT, THE WARRANT AND THE REGISTRATION RIGHTS AGREEMENT, ALL ATTACHED AS EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired - None
(b)	Pro Forma Financial Information – None

(c)	Exhibits:
	Exhibit No. 10.1	Description Form of Subscription Agreement between Novastar Resources Ltd. and each investor in the private placement that closed on May 4, 2006.
	10.2	Form of Registration Rights Letter Agreement between Novastar Resources Ltd. and each investor in the private placement that closed on May 4, 2006.
	10.3	Form of Warrant issued to each investor in connection with the private placement that closed on May 4, 2006.
	99.1	List of Investors in the private placement that closed on May 4, 2006.
	99.2	Press Release announcing the private placement that closed on May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2006

Novastar Resources Ltd.

By:  /s/ Seth Grae

Seth Grae
President and Chief Executive Officer